LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED APRIL 7, 2016

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION OF

PERMAL ALTERNATIVE SELECT FUND,

DATED MARCH 1, 2016

The following information supplements the fund’s Prospectus and Statement of Additional Information (“SAI”):

TT International and River Canyon Fund Management LLC (“River Canyon”) will no longer serve as a subadviser to the fund effective on or about June 5, 2016 and on or about June 30, 2016, respectively. All references to TT International and River Canyon are removed from the fund’s Prospectus and Statement of Additional Information as of the respective date.

Please retain this supplement for future reference.

PRML260359